UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 17, 2001

                                 LECHTERS, INC.
--------------------------------------------------------------------------------
                      (Exact name of registrant as specified in charter)

         New Jersey                      000-17870               13-2821526
 -----------------------------         -------------         ------------------
 (State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)               File Number)          Identification No.)

       One Cape May Street, Harrison, New Jersey                   07029
       -----------------------------------------                -----------
        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (973) 418-1100

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On May 21, 2001, Lechters, Inc., a New Jersey corporation (the "Company") filed a petition for bankruptcy protection in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Company intends to request permission from the Securities and Exchange Commission (the "Commission") to file monthly operating reports ( the "Reports"), which must be filed each month with the Bankruptcy Court, with the Commission in lieu of filing its annual and quarterly reports on Forms 10-K and 10-Q. The Report for the period July 8, 2001 through August 4, 2001 is attached as exhibit 99.1 to this current report, and was filed with the Bankruptcy Court on August 17, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of the Business Acquired

         Not Applicable.

     (b) Pro Forma Financial Information and Exhibits

         Not Applicable.

     (c) Exhibits

         99.1 Monthly Operating Report for the period July 8, 2001 through August 4, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 31, 2001

                                    LECHTERS, INC.


                                    By:/s/ DANIEL L. ANDERTON
                                       -----------------------------------------
                                       Name: Daniel L. Anderton
                                       Title: Chief Financial Officer